                                MEDIAONE GROUP, INC.
                                AND ITS SUBSIDIARIES

I.   MediaOne Group, Inc. (DE 5/12/95)  amended from U S WEST, Inc.

     A. MediaOne of Colorado, Inc. (CO 5/10/93); amended name from MediaOne Group, Inc. 9-16-98; amended name from U S WEST Multimedia Communications, Inc. 4/13/98; amended name from U S WEST Cable Corporation 9/16/93.

          1. MediaOne of Delaware, Inc. (DE 6/13/96); amended name from Continental Cablevision, Inc. 4/15/97; amended name from Continental Merger Corporation 11/15/96.
               a.   MediaOne HSD, LLC (DE 5-7-98; 18.4% interest)
               b.   Continental Cablevision Asia Pacific, Inc. (MA 5/20/94)
                    (1) Continental Cablevision Singapore Pte Ltd. (Singapore 9/6/94)
               c. MediaOne of Minnesota, Inc. (MN 6/20/86); amended name from Continental Cablevision of Minnesota, Inc. 5/15/98.
                    (1) MediaOne Communications Holding Company, Inc. (DE 12/21/88); amended name from Minnesota Cable Communications Holding Company, Inc. 5/22/98.
                    (2) MediaOne North Central Communications Corporation (DE 6/3/86); amended name from North Central Cable Communications Corporation 5/22/98.
                         (a) MediaOne of Burnsville/Eagan, Inc. (MN 6/29/82); amended name from Group W Cable of Burnsville/Eagan, Inc. 5/15/98.
                         (b) MediaOne of Columbia Heights/Hilltop, Inc. (MN 5/14/81); amended name from Group W Cable of Columbia Heights/Hilltop, Inc. 5/15/98.
                         (c) MediaOne of the North Suburbs, Inc. (MN 6/29/82); amended name from Group W Cable of the North Suburbs, Inc. 5/15/98.
                         (d) MediaOne of the North Central Suburbs, Inc. (MN 6/29/82); amended name from Group W Cable of the North Central Suburbs, Inc. 5/15/98.
                         (e) MediaOne of Quad Cities, Inc. (MN 4/19/82); Group W Cable of Quad Cities, Inc. 5/15/98.
                         (f) MediaOne of Ramsey/Washington, Inc. (MN 6/29/81); amended name from Group W Cable of Ramsey/Washington, Inc. 5/15/98.
               d. MediaOne of St. Paul, Inc. (MN 2/23/83); amended name from Continental Cablevision of St. Paul, Inc. 5/15/98.
               e. Continental Cablevision Satellite Company of Northern California, Inc. (CA 11/6/90)

                    (1) MediaOne Satellite II, Inc. (DE 10/3/97; 50% interest, other 50% interest held by Continental Satellite Company of Florida, Inc.)
               f.   Continental Satellite Company, Inc. (MA 11/17/86)
               g.   Continental Satellite Company of Chicago, Inc. (IL 1/13/94)
               h.   Continental Satellite Company of Minnesota, Inc. (MN
                    5/31/94)
               i.   Continental Satellite Company of New England, Inc. (NH
                    11/1/90)
               j.   Continental Satellite Company of Ohio, Inc. (OH 1/23/92)
               k.   Continental Satellite Company of Virginia, Inc. (VA 10/30/90
               l. MediaOne Acquisitions of Northern Illinois, Inc. (IL 3/9/95); amended name from Continental Cablevision Acquisitions of Northern Illinois, Inc. 4/29/97.
               m. MediaOne Digital Radio, Inc. (MA 1/30/91); amended name from Continental Cablevision Digital Radio, Inc. 4/29/97.
               n. MediaOne Enterprises, Inc. (RI 6/23/69); amended name from Colony Communications, Inc. 5/29/97.
                    (1)  CCF Management Services, Inc. (FL 11/18/92)
                    (2)  CCI Management Services, Inc. (CA 12/16/91)
                    (3) MediaOne of Lakewood, Inc. (CA 10/21/91); amended name from Colony Cablevision of Lakewood, Inc. 9/5/97.
                    (4)  Copley/Colony, Inc. (DE 10/9/81)
                         (a) MediaOne of Costa Mesa, Inc. (CA 10/22/80); amended name from Copley/Colony of Costa Mesa, Inc. 9/5/97.
                         (b) MediaOne of Cypress, Inc. (CA 3/21/83); amended name from Copley/Colony Cablevision of Cypress, Inc. 9/5/97.
                         (c) MediaOne of Harbor, Inc. (CA 8/14/80); amended name from Copley/Colony Harbor Cablevision, Inc. 9/5/97.
                         (d) MediaOne of Lomita, Inc. (CA 2/16/82); amended name from Copley/Colony Cablevision of Lomita, Inc. 9/5/97.
                         (e) MediaOne of Los Angeles County, Inc. (CA 8/2/82); amended name from Copley/Colony Cablevision of Los Angeles County, Inc. 9/5/97.
                         (f) MediaOne of Orange County, Inc. (CA 9/8/83); amended name from Copley/Colony Cablevision of Orange County, Inc. 9/5/97.
                    (5)  King Videocable Company (WA 9/2/65)
                         (a) MediaOne of the Upper Midwest, Inc. (WA 7/2/88); amended name from King Videocable Company-Minnesota 5/26/98.
                         (b)  King Videocable Company-Twin Falls (ID 6/10/64)
                              (i)  King Videocable Company-Idaho (CO 12/5/69)

                         (c) MediaOne of Newhall, Inc. (CA 1/10/67); amended name from King Videocable Company-Newhall 9/15/97.
                         (d) MediaOne of North Valley, Inc. (CA 1/10/67); amended name from King Videocable Company-Valencia 9/15/97.
                    (6) MediaOne Interconnects, Inc. (DE 3/15/83); amended name from Colony Interconnects, Inc. 4/28/97.
                    (7) MediaOne of Greater New York, Inc. (RI 7/6/70); amended name from U.S. Cablevision Corp. 6/20/97.
                    (8) MediaOne of South Florida, Inc. (FL 3/20/71); amended name from Dynamic Cablevision of Florida, Inc. 4/29/97.
                    (9) MediaOne of Southern New England, Inc. (MA 6/16/70); amended name from Continental Cablevision of Southern New England, Inc. 5/15/97.
               o. MediaOne Holdings 1, Inc. (DE 9/5/78); amended name from American Cablesystems Corporation 4/28/97.
                    (1) MediaOne of Los Angeles, Inc. (CA 1/9/86); amended name from American Cablesystems of California, Inc. 9/5/97.
                         (a) MEDIAONE OF SOUTH CENTRAL LOS ANGELES, INC. amended from American Cablesystems of South Central Los Angeles, Inc. (DE 4/3/87; 84.16% interest)
                    (2) MediaOne of Milton, Inc. (MA 7/28/81; 99% interest); amended name from Milton Cablesystems Corporation 5/15/97.
                    (3) MediaOne of New York, Inc. (NY 6/2/83); amended name from American Cablesystems of New York, Inc. 5/16/97.
               p. MediaOne Investments, Inc. (DE 4/3/97); amended name from Continental Cablevision Investments, Inc. 4/28/97.
                    (1)  Fostoria Communications, Inc. (MA 8/22/95)
                    (2) MediaOne Cable News, Inc. (MA 9/24/90); amended name from CCI Cable News, Inc. 4/29/97.
                    (3) MediaOne of Southeast Michigan, Inc. (MI 6/29/95); amended name from Continental Cablevision of Southeast Michigan, Inc. 5/1/97.
                    (4) MediaOne Programming Partners 1, Inc. (MA 8/10/93); amended name from Continental Programming Partners I, Inc. 4/29/97.
               q. MediaOne of Australia, Inc. (MA 2/17/94); amended name from Continental Cablevision of Australia, Inc. 5/15/97.
               r. MediaOne of Brockton, Inc. (DE 11/30/81; 99.9% interest); amended name from Continental Cablevision Brockton, Inc. 5/9/97.

               s. MediaOne of California, Inc. (CA 3/1/69); amended name from Continental Cablevision of California, Inc. 9/5/97.
               t. MediaOne of Greater Florida, Inc. (FL 2/25/71); amended name from Continental Cablevision of Jacksonville, Inc. 4/29/97.
                    (1)  Alrif Co., Inc. (MA 6/4/85)
                    (2) Continental Satellite Company of Florida, Inc. (FL 1/20/94)
                         (a) MediaOne Satellite II, Inc. (DE 10/3/97; 50% interest other 50% held by Continental Cablevision Satellite Company of Northern California, Inc.)
               u. MediaOne of Illinois, Inc. (DE 10/4/67); amended name from Continental Cablevision of Illinois, Inc. 4/28/97.
               v. MediaOne of Massachusetts, Inc. (MA 1/6/72); amended name from Continental Cablevision of Massachusetts, Inc. 5/15/97.
               w. MediaOne of Metropolitan Detroit, Inc. (MI 3/18/74); amended name from Continental Cablevision of Michigan, Inc. 4/30/97.
                    (1) Continental Satellite Company of Michigan, Inc. (MI 12/27/93)
                    (2) MediaOne of Eastern Michigan, Inc. (DE 1/17/95); amended name from Continental Cablevision of Eastern Michigan, Inc. 4/28/97.
               x. MediaOne of Needham, Inc. (DE 11/19/82; 99.8% interest); amended name from Continental Cablevision of Needham, Inc. 4/28/97.
               y. MediaOne of New England, Inc. (NH 1/30/68); amended name from Continental Cablevision of New England, Inc. 4/30/97.
                    (1) MediaOne of New Hampshire, Inc. (MD 10/27/44); amended name from Continental Cablevision of Manchester, Inc. 4/29/97.
               z. MediaOne of Northern Illinois, Inc. (DE 8/29/79); amended name from Continental Cablevision of Northern Illinois, Inc. 4/28/97.
               aa. MediaOne of Ohio, Inc. (OH 5/5/66); amended name from Continental Cablevision of Ohio, Inc. 4/29/97.
               bb. MediaOne of Sierra Valleys, Inc. (CA 7/1/86); amended name from Continental Cablevision of Sierra Valleys, Inc. 9/5/97.
                    (1) MediaOne of Fresno, Inc. (CA 9/10/75); amended name from Fresno Cable TV Limited 11/6/97.
                    (2) MediaOne of Nevada, Inc. (NV 1/18/78); amended name from Telcab Communications, Inc. 4/30/97.
                    (3) MediaOne of Northern California, Inc. (CA 10/24/60); amended name from Nor Cal Cablevision, Inc. 9/5/97.
               cc. MediaOne of Virginia, Inc. (VA 7/27/77); amended name from Continental Cablevision of Virginia, Inc. 4/29/97.
                    (1) Continental Cablevision of Richmond, Inc. (VA 6/12/78; CL.A 100% PS. 100%, CL.B 64%) d/b/a MediaOne of Richmond, Inc. 5/19/97.

               dd. MediaOne of Western New England, Inc. (DE 2/10/82); amended name from Continental Cablevision of Western New England, Inc. 4/28/97.
               ee. MediaOne Telecommunications Corp. (MA 11/6/92); amended name from Continental Telecommunications Corp. 4/29/97.
                    (1)  Continental Australia Programming, Inc. (MA 11/1/93)
                    (2) MediaOne Telecommunications Corp. of Minnesota (MN 3/12/93); amended name from Continental Telecommunications Corp. of Minnesota 5/15/98.
                    (3) Continental Telecommunications Corp. of Virginia (VA 3/4/93)
                    (4)  Continental Teleport Partners, Inc. (MA 12/10/92)
                    (5)  MediaOne Connect, Inc. (DE 10/8/97)
                    (6) MediaOne Express Midwest, Inc. (OH 12/21/95); amended name from Continental Online - Midwest, Inc. 4/29/97.
                         (a)  MediaOne HSD, LLC (DE 5-7-98; 7.5% interest)
                    (7) MediaOne Express of California, Inc. (CA 12/21/95); amended name from Continental Online of California, Inc. 5/22/97.
                         (a)  MediaOne HSD, LLC (DE 5-7-98; 10% interest)
                    (8) MediaOne Express of Florida, Inc. (FL 12/21/95); amended name from Continental Online of Florida, Inc. 4/29/97.
                         (a)  MediaOne HSD, LLC (DE 5-7-98; 26.9% interest)
                    (9) MediaOne Express of Illinois, Inc. (IL 12/21/95); amended name from Continental Online of Illinois, Inc. 4/29/97.
                    (10) MediaOne Express of New England, Inc. (MA 12/19/95);
                         amended name from Continental Online of New England, Inc. 4/29/97.
                         (a)  MediaOne HSD, LLC (DE 5-7-98; 31.4% interest)
                    (11) MediaOne Express of Virginia, Inc. (VA 1/24/97);
                         amended name from Continental Online of Virginia, Inc. 4/29/97.
                    (12) MediaOne Fiber Technologies, Inc. (FL 1/17/92; 80%
                         interest); amended name from Continental Fiber Technologies, Inc. 5/29/97.
                    (13) MediaOne Florida Telecommunications, Inc. (FL 6/19/95);
                         amended name from Continental Florida
                         Telecommunications, Inc. 4/29/97.
                    (14) MediaOne Information Technology Systems, Inc. (MA
                         1/9/96); amended name from Continental Information Technology Systems, Inc. 4/29/97.
                    (15) MediaOne International Programming, Inc. (MA 10/8/93);
                         amended name from Continental International
                         Programming, Inc. 4/29/97.

                    (16) MediaOne Telecommunications Corp. of New England (MA
                         11/6/92); amended name from Continental
                         Telecommunications Corp. of New England 4/29/97.
                    (17) MediaOne Telecommunications Corp. of Ohio (OH
                         12/21/93); amended name from Continental
                         Telecommunications Corp. of Ohio, Inc. 5/16/97.
                    (18) MediaOne Telecommunications of California, Inc. (CA
                         8/23/95); amended name from Continental
                         Telecommunications of  California, Inc. 5/22/97.
                    (19) MediaOne Telecommunications of Illinois, Inc. (IL
                         11/9/92); amended from Continental Telecommunications of Illinois, Inc. 4/29/97.
                    (20) MediaOne Telecommunications of Massachusetts, Inc. (MA
                         12/5/94); amended name from Continental
                         Telecommunications of  Massachusetts, Inc. 4/29/97.
                    (21) MediaOne Telecommunications of Michigan, Inc. (MI
                         12/18/95); amended name from Continental
                         Telecommunications of Michigan, Inc. 4/30/97.
                    (22) MediaOne Telecommunications of New Hampshire, Inc. (NH
                         12/20/95); amended name from CCI Telecommunications of New Hampshire, Inc. 4/30/97.
                    (23) MediaOne Telecommunications of Ohio, Inc. (OH
                         12/26/95);amended name from Continental
                         Telecommunications of  Ohio, Inc. 4/29/97.
                    (24) MediaOne Telecommunications of Virginia, Inc. (VA
                         2/1/96); amended name from CCI Telecommunications of Virginia, Inc. 4/29/97.
               ff.  S.A. Ventures, Inc. (MA 2/7/94)
                    (1)  S.A. Ventures (Delaware), Inc. (DE 9/22/97)
               gg.  S.A. Ventures II, Inc. (MA 8/12/97)

          2.   MediaOne Capital Corporation (CO 11/9/89); amended name from
               U S WEST Capital Corporation 5/1/98; Holding company for Capital Assets Group companies.
               a. MediaOne Capital (America), Inc. (CO 7/20/90); amended name from U S WEST Capital (America) Inc. 5/1/98.
               b. MediaOne Capital Limited (U. K. 12/1/90); amended name from U S WEST Capital Limited effective 6/23/98.
               c.   Commercial Reinsurance Company (OK 12/23/93; 91.6% interest)
               d. MediaOne Financial Services, Inc. (CO 1/4/84; amended name from U S WEST Financial Services, Inc. 6/15/98).
                    (1)  Commercial Funding, Inc. (NY 11/12/85)
                    (2)  MediaOne Delta, Inc. (CO 12/29/89); amended name from
                         U S WEST Delta, Inc. 5/1/98.
                    (3) MediaOne Finance Corporation (CO 10/5/95); amended name from USW Finance Corporation 5/1/98.

                    (4) U S WEST Financial Services Foreign Sales, Inc. (Virgin Islands 7/27/90)
                    (5) MediaOne FS Leasing 1995, Inc. (CO 12/19/95); amended name from USWFS Leasing 1995, Inc. 5/1/98.
                    (6) New York Cogenco, Inc. (DE 5/29/92); amended name from Onondaga Cogeneration Corporation 6/12/92.
                    (7) MediaOne Shacres, Inc. (CA 8/29/91); amended from USW Shacres, Inc. 6/2/98.
                    (8)  SIFD ONE, LTD. (DE 11/15/90)
                         (a) MediaOne FSC ONE, LTD. (Bermuda 11/16/90) amended from USW FSC ONE, LTD. 7/10/98.
                    (9)  SIFD TWO, LTD. (DE 1/3/91)
                         (a) MediaOne FSC TWO, LTD. (Bermuda 1/4/91) amended from USW FSC TWO, LTD. 7/10/98.
                    (10) SIFD THREE, LTD. (DE Business Trust 4/1/91)
                         (a) MediaOne FSC THREE, LTD. (Bermuda 3/18/91) amended from USW FSC THREE, LTD. 7/10/98.
                    (11) MediaOne SPE, Inc. (DE 8/1/97); amended name from
                         USWSPE, Inc. 5/1/98.
                    (12) MediaOne Leveraged Lease Partners 1997, L.P.
                    (13) Valertex, Inc. (TX 10/12/90)
               e. MediaOne Services (America) Inc. (CO 7/20/90); amended name from U S WEST Services (America) Inc. 5/1/98.
               f. MediaOne Services Limited (U.K. 1/26/90); amended name from U S WEST Services Limited effective 6/23/98.

          3. MediaOne Cellular Holdings, Inc. (DE 7/18/94); amended name from U S WEST Cellular Holdings, Inc. 5/1/98.

          4.   Domestic Cable, Inc. (CO 1/21/97)

          5.   Far East Investment Company (CO 8/19/97)
               a. MediaOne Far East Telecommunications, Inc. (DE 6/17/94; 49% interest) amended name from U S WEST Far East
                    Telecommunications, Inc. 5/1/98.

          6. MediaOne Interactive Services, Inc. (CO 8/22/95); amended name from US WEST Interactive Services, Inc. 4/13/98.

          7. MediaOne International Holdings, Inc. (DE 3/11/88); amended name from U S WEST International Holdings, Inc. 5/1/98.
               a. MediaOne Cable Partnership Holdings, Inc. (CO 6/13/89); amended name from U S WEST Cable Partnership Holdings, Inc. 5/1/98.

               b. MediaOne Cable Programming Corporation, Inc. (CO 7/11/92); amended name from U S WEST Cable Programming Corporation 5/1/98.
               c. MediaOne Czech Cable Company (DE 11/10/94); amended name from U S WEST Czech Cable Company 5/1/98.
               d. MediaOne Espana Telecommunications, Inc. (DE 12/8/93); amended name from U S WEST Espana Telecommunications, Inc. 5/1/98; amended name from U S WEST Hungarian Telecommunications, Inc. 6/27/94.
               e.   MediaOne Europe, Inc. (CO 6/29/92); amended name from
                    U S WEST Europe, Inc. 5/1/98.
               f. MediaOne Far East Telecommunications, Inc. (DE 6/17/94; 51% interest) amended name from U S WEST Far East Telecommunications, Inc. 5/1/98.
               g. MediaOne Foreign Investments, Inc. (CO 7/14/88); amended name from U S WEST Foreign Investments, Inc. 5/1/98; amended name from Euclid, Inc. 1/18/89.
               h. MediaOne International, Inc. (CO 1/28/83); amended name from U S WEST International, Inc. 5/1/98; amended name from
                    U S WEST Holdings, Inc. 2/15/85.
               I.   MEDIAONE JAPAN, INC. (DE 1-23-99)
               j. WatchMark, Inc. (CO 11/21/94); amended name from U S WEST International Systems Group, Inc. 5/1/98.
                    (1) WatchMark Technologies, Inc. (CO 11/21/94); amended name from U S WEST ISG Technologies, Inc. 5/1/98.
                    (2) WATCHMARK OPTIONS CORP. (TX 1-30-86); acquired by WatchMark, Inc. 12-22-98
               k. Overseas Operations, Inc. (CO 3/7/89); amended name U S WEST Overseas Operations, Inc. 3/19/97
               l.   Overseas Operations II, Inc. (DE 3/19/97)
               m. MediaOne PCN, Inc. (CO 1/23/91); amended name from USW PCN, Inc. 5/1/98; amended name from U S WEST U.K. PCN, Inc. 2/11/91.
               n. RTDC Holdings, Inc. (DE 10/31/95; approximately 67.8% interest)
                    (1) Russian Telecommunications Development Corporation (DE 12/15/93)
                         (a) Russian Telecommunications Asset Management Corporation (DE 10/3/94)
                         (b) Russian Telecommunications Development Finance Corporation (DE 3/19/96)
                         (c) Russian Telecommunications Development Holding Corporation (DE 10/3/94)
                         (d) Russian Telecommunications Development Holding Corporation II (DE 11/12/97)
                         (e) Russian Telecommunications Development Management Corporation (DE 12/15/93)

                         (f)  U S WEST SERVICES (RUSSIA 12/22/93)
                              DISSOLVED 7-1-97
               o. MediaOne U. K. Cable, Inc. (CO 2/7/90); amended name from U S WEST U.K. Cable, Inc. 5/1/98; amended name from U S WEST Avon Partnership Holdings, Inc. 7/30/90.
               p. MediaOne India B. V. (Netherlands 6/25/93); amended name from U S WEST India B.V. 6/15/98.
                    (1) MEDIAONE CELLULAR INVESTMENTS COMPANY (Mauritius 3-27-95); amended from U S WEST Cellular Investments Company 9-1-98 (99% interest)
               q. MediaOne International B.V. (Netherlands 11/14/90); amended from U S WEST International B.V. 6/15/98.
                    (1) U S WEST Deutschland GmbH (Germany 12/4/91); amended name from Maxi Beteiligungs GmbH 9/21/92; acquired 9/24/92.
                    (2)  U S WEST Polska Sp. z.o.o (Poland 1/3/92)
               r.   MediaOne U.K. Limited  (U.K. 3/3/89);  amended name from
                    U S WEST U.K. Limited 4/6/98.
                    (1) U S WEST Cable Partnership Limited (U.K. 5/22/89) (Inactive)
                    (2)  WatchMark Limited (U.K. 2/24/89); amended name from
                         U S WEST International Systems Group Limited 6/4/98; amended name from U S WEST Cable Communications Limited 10/19/94.
                    (3) WatchMark Installation Services Limited (U.K. 10/12/94); amended from U S WEST ISG Installation Services Limited 6/4/98; amended name from Duskmist Limited 11/23/94.
                    (4) MediaOne Marketing Resources (UK) Limited (U.K. 2/3/94); amended name from U S WEST Marketing Resources
                         (UK) Ltd. 4/6/98.
               s.   U S WEST Westelcom B.V. (Netherlands 8/12/92)

          8. MediaOne Investments Holdings, Inc. (CO 11/1/85); amended name from U S WEST Investments, Inc. 6/1/98.
               a. MediaOne Real Estate, Inc. (CO 10/11/83); amended name from US WEST Real Estate, Inc. 5/1/98; amended name from BetaWest Properties, Inc. 5/11/90.
                    (1) MediaOne Fresno Properties, Inc. (CO 8/19/94); amended name from USW Fresno, Inc. 5/1/98.
                    (2)  Taurus Properties, Inc. (CO 2/22/85)
                    (3)  Verend, Inc. (TX 11/3/89)

          9. MediaOne PCS Services, Inc. (CO 7/27/95); amended name from U S WEST PCS Services, Inc. 5/1/98.
          10.  MediaOne HSD, LLC (DE 5-7-98; 5.8% interest)

          11.  MEDIAONE SPC I, LLC  (DE  11-9-98)

               a.   MEDIAONE SPC II, LLC (DE 11-9-98)

          12. MEDIAONE CABLE ADVERTISING OF METROPOLITAN ATLANTA, L.L.C (CO 8-12-98)

          13.  MEDIAONE TELECOMMUNICATIONS OF GEORGIA, L.L.C  (CO 7-21-98)

     B. MediaOne Financing A amended from U S WEST Financing I (DE Business Trust 3/1/95) 6-12-98

     C. MediaOne Financing B amended from U S WEST Financing II (DE Business Trust 3/1/95) 6-12-98

     D.   MEDIAONE B.V. HOLDINGS, INC. (DE 11-19-98)

     E.   MediaOne Finance Trust I (DE 4/13/98)

     F.   MediaOne Finance Trust II (DE 4/13/98)

     G.   MEDIAONE FINANCE TRUST III  (DE 10-5-98)


     H.   MEDIAONE FINANCE TRUST IV (DE 10-5-98)

     I.   MEDIAONE FINANCE TRUST V (DE 10-5-98)

     J.   MEDIAONE FINANCE TRUST VI  (DE 10-5-98)

     K.   MediaOne Group Funding, Inc. (DE 4/13/98)

     L.   MediaOne of Michigan, Inc. (DE 11/27/96)

     M. MediaOne Federal Relations, Inc. (DE 5/8/97); amended name from USW, Inc. 5/15/98.

     N.   MEDIAONE RACING , INC. (DE 1-11-99)

     O.   Western Range Insurance Co. (VT 4/1/87)

     P. MEDIAONE TWE HOLDINGS, INC. (DE 3-15-99) Level 2 under MediaOne of Colorado, Inc.